UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 1, 2020

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This current report on Form 8-K/A is filed as an amendment to the current report on Form 8-K of United Bankshares, Inc. (“United”) filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2020 (the “Initial Report”) relating to United’s acquisition of Carolina Financial Corporation (“Carolina Financial”). This current report is filed to provide, and amends the Initial Report to include, additional acquisition information under Item 2.01 and the pro forma financial information required by Item 9.01(b) of Form 8-K. The pro forma information is included as an exhibit pursuant to Item 9.01(d) of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

As a result of the acquisition of Carolina Financial, United issued approximately 28.0 million shares of its common stock for all of Carolina Financial’s outstanding common stock, restricted stock and restricted stock units, and issued options to purchase approximately 117 thousand shares of its common stock upon conversion of Carolina Financial’s stock options. Cash in the amount of $2.47 million was paid by Carolina Financial to holders of outstanding stock options, restricted stock grants, restricted stock unit grants and other awards of Carolina Financial common stock subject to vesting who elected to receive cash consideration in lieu of United common stock. United paid approximately $47 thousand in cash to holders of Carolina Financial common stock and restricted stock in lieu of fractional shares of United common stock. The payment of cash in lieu of fractional shares was funded by cash on hand at United.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information.

The required unaudited pro forma condensed financial information of United and Carolina Financial as of and for the three-month period ended March 31, 2020 and for the twelve-month period ended December 31, 2019, giving effect to the acquisition of Carolina Financial, is attached hereto as Exhibit 99.1 and incorporated in this Item 9.01(b) by reference.

(c)	None.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

99.1	Unaudited pro forma financial information as of and for the three-month period ended March 31, 2020 and for the twelve-month period ended December 31, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: June 16, 2020	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer